UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEXCEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HEXCEL CORPORATION ATTN: KURT GODDARD 2 STAMFORD PLAZA 281 TRESSER BLVD., 16TH FLOOR STAMFORD, CT 06901-3261 Your Vote Counts! HEXCEL CORPORATION 2026 Annual Meeting Vote by May 13, 2026, 11:59 p.m., eastern daylight time For shares held in Hexcel’s 401(k) plan or employee stock purchase plan, vote by May 11, 2026, 10:30 a.m., eastern daylight time V89112-P50508-Z92499 You invested in HEXCEL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 14, 2026 10:30 a.m., eastern daylight time Virtually at: www.virtualshareholdermeeting.com/HXL2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Thomas C. Gentile III For 1b. James J. Cannon For 1c. Cynthia M. Egnotovich For 1d. Guy C. Hachey For 1e. Dr. Patricia A. Hubbard For 1f. Neal J. Keating For 1g. David H. Li For 1h. Nick L. Stanage For 1i. Catherine A. Suever For 2. Approve, on an advisory, non-binding basis, the company’s 2025 executive compensation. For 3. Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2026. For 4. Approve the Hexcel Corporation Long-Term Incentive Plan. For NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89113-P50508-Z92499